EQUIPMENT ON OPERATING LEASES (Tables)	12 Months Ended
Dec. 31, 2014
EQUIPMENT ON OPERATING LEASES
Summary of equipment on operating leases

	2014	2013
Equipment on operating leases	$1,657,977	$1,148,622
Accumulated depreciation	(199,652)	(174,315)

Equipment on operating leases, net	$1,458,325	$974,307

Schedule of lease payments owed to the Company for equipment under non-cancelable operating leases
2015	$137,836
2016	94,417
2017	39,333
2018	14,007
2019 and thereafter	3,373

Total lease payments	$288,966